UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2015

ASPEN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24786	04-2739697
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Crosby Drive, Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Stockholders on December 11, 2015, two proposals were presented to stockholders:

1.              Election of two Class I directors to serve until the 2018 Annual Meeting of Stockholders; and

2.              Approval, on an advisory basis, of the compensation of our named executive officers as identified in the proxy statement for the annual meeting.

Each proposal passed.  The votes with respect to the proposals are set forth below.

1)             Election of Two Class I Directors to Serve Until the 2018 Annual Meeting of Stockholders

Nominee	For	Withheld	Broker Non-Votes
Gary E. Haroian	69,037,847	8,486,573	—
Antonio J. Pietri	76,513,013	1,011,407	—

2)             Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
75,714,077	1,646,298	164,045	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: December 11, 2015	By:	/s/ Frederic G. Hammond
Senior Vice President, General Counsel and Secretary